Investment Strategy - KraneShares CSI China Internet ETF	Aug. 25, 2026
Prospectus [Line Items]
Strategy [Heading]	1. The second bullet appearing under the section of the Summary Prospectus titled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:
Strategy Narrative [Text Block]
●	China Internet Companies include, but are not limited to, companies that develop and market Internet software and/or provide Internet services; manufacture home entertainment software and educational software for home use; provide retail or commercial services primarily through the Internet; develop and market mobile Internet software and/or provide mobile Internet services; and provide digital infrastructure products and services, including computing power, data, models, cloud, data-center, semiconductor, and application-support services, for intelligent internet technologies.

2.	The penultimate paragraph of the section of the Summary Prospectus titled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

Effective August 26, 2026, the Underlying Index is projected to include 45 securities of companies with a market capitalization range of approximately $ 665 million to $511 billion and an average market capitalization of approximately $31 billion. The Underlying Index is rebalanced and reconstituted semi-annually. The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. Effective August 26, 2026, issuers in the Consumer Discretionary sector (37.8%) and Communication Services sector (33.5%) are expected to represent significant portions of the Underlying Index.